LAZARD RETIREMENT SERIES, INC.
Lazard Retirement International Equity Portfolio

Supplement to Current Summary Prospectus and Prospectus

The following replaces “Management—Portfolio Managers/Analysts” in the summary prospectus for Lazard Retirement International Equity Portfolio and “Lazard Retirement Series Summary Section—Lazard Retirement International Equity Portfolio—Management—Portfolio Managers/Analysts” in the prospectus:

Michael G. Fry, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, has been with the Portfolio since November 2005.

Michael A. Bennett, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, has been with the Portfolio since May 2003.

Michael Powers, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, has been with the Portfolio since May 2003.

Giles Edwards, portfolio manager/analyst on various of the Investment Manager’s International teams, has been with the Portfolio since May 2019.

Paul Selvey-Clinton, portfolio manager/analyst on the Investment Manager’s European Equity, International Equity and International Equity Select teams, has been with the Portfolio since February 2022.

John R. Reinsberg, portfolio manager/analyst on various of the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since September 1998.

The following supersedes and replaces any contrary information in the section entitled “Lazard Retirement Series Fund Management—Portfolio Management” in the prospectus:

Retirement International Equity Portfolio—Michael G. Fry (since November 2005), Michael A. Bennett (since May 2003), Michael Powers (since May 2003), Giles Edwards (since May 2019), Paul Selvey-Clinton (since February 2022) and John R. Reinsberg** (since September 1998)

Dated: January 25, 2023